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                                                                     EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in Registration Statement Nos. 33-26977, 33-36379, 33-50746, 33-92155, 333-00733, 333-00749, 333-00755, 333-
00757, 333-09387, 333-33327, 333-75383 and 333-77599 of Computer Sciences
Corporation on Forms S-8 of our report dated May 22, 2000, appearing in this Annual Report on Form 10-K of Computer Sciences Corporation for the year ended March 31, 2000.

Deloitte & Touche LLP

Los Angeles, California
June 14, 2000